- -------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  June 11, 1996


                       ContiSecurities Asset Funding Corp.
           (on behalf of ContiMortgage Home Equity Loan Trust 1996-2)
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            New York                  33-99340     16-1502484 (Lower Tier REMIC)
            --------                  --------     -----------------------------
(State or Other Jurisdiction)       (Commission          (I.R.S. Employer
         of Incorporation)          File Number)         Identification No.)


c/o Manufacturers & Traders Trust Company
           One M&T Plaza
            Buffalo, NY                                        14240
   ----------------------------                           ---------------
       (Address of Principal                                 (Zip Code)
        Executive Offices)


        Registrant's telephone number, including area code (716) 842-4217


                                    No Change
      ---------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

         ContiSecurities Asset Funding Corp. registered issuances of up to $3,500,000,000 principal amount of Asset Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 33-99340) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, ContiMortgage Home Equity Loan Trust 1996-2 (the "Registrant" or the "Trust") issued $505,000,000 in aggregate principal amount of its Home Equity Pass-Through Certificates, Series 1996-2 (the "Certificates"), on June 11, 1996. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

          The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, dated as of June 1, 1996, among ContiSecurities Asset Funding Corp. (the "Depositor"), ContiMortgage Corporation (the "Company"), as seller and servicer (the "Servicer") and Manufacturers and Traders Trust Company, in its capacity as trustee (the "Trustee"). The Certificates consist of the following classes: the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9 and Class A-10IO Certificates (the "Class A Certificates"), the Class B-IO Certificates (the "Class B-IO Certificates") and the Class R Certificates (the "Class R Certificates" and, together with the Class A Certificates and the Class B-IO Certificates, the "Certificates"). Only the Class A Certificates were offered pursuant to the Registration Statement. The Certificates evidence, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

         The assets of the Trust initially include a pool of closed-end home equity loans (the "Home Equity Loans") secured by mortgages or deeds of trust primarily on one-to-four family residential properties. Interest distributions on the Class A Certificates are based on the Certificate Principal Balance (or, in the case of the Class A-10IO Certificates, the Notional Principal Amount) thereof and the applicable Pass-Through Rate thereof. The Pass-Through Rates for the Class A Certificates are as follows: Class A-1, 5.90%; Class A-2, 6.50%; Class A-3, 6.70%; Class A-4, 6.85%; Class A-5, 7.05%; Class A-6, 7.25%; Class
A-7, 7.60%; Class A-8, 7.90%, Class A-9, as defined in the Pooling and Servicing Agreement attached hereto as Exhibit 4.1 and Class A-10IO, as defined in the Pooling and Servicing Agreement. The Class A Certificates have initial aggregate principal amounts as follows: Class A-1, $29,000,000; Class A-2, $118,000,000; Class A-3, $54,000,000; Class A-4, $82,500,000; Class A-5, $21,500,000; Class
A-6, $62,500,000; Class A-7, $43,000,000; Class A-8, $39,500,000; and Class A-9,
$55,000,000. The Class A-10IO Certificates are interest only Certificates and have no Certificate Principal Balance.

         As of the Cut-Off Date, the Home Equity Loans possessed the characteristics described in the Prospectus dated April 17, 1996 and the Prospectus Supplement dated May 15, 1996 filed pursuant to Rule 424(b)(5) of the Act on June 6, 1996. In such Prospectus Supplement, the Depositor committed to provide a description of the pool of Home Equity Loans, including loans acquired between the Cut-Off Date and the Closing Date in a current report on Form 8-K. Such description is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)               Not applicable

(b)               Not applicable

(c)               Exhibits:

        1.1       Underwriting   Agreement   dated   May   15,   1996,   between
                  ContiSecurities Asset Funding Corp. and CS First Boston, as Representative of the Several Underwriters.

        4.1 Pooling and Servicing Agreement dated as of June 1, 1996, among ContiSecurities Asset Funding Corp., ContiMortgage Corporation, as seller and servicer, and Manufacturers and Traders Trust Company, as trustee.

        8.1       Tax Opinion of Arter & Hadden.

       99.1 Description of the Home Equity Loans as of the Closing Date (June 11, 1996).

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CONTISECURITIES ASSET FUNDING CORP., as
                                           Depositor


                                  By:      /s/ James E. Moore
                                       ---------------------------------------
                                           Name:  James E. Moore
                                           Title:  President

                                  By:      /s/ Jerome M. Perelson
                                       ---------------------------------------
                                           Name:  Jerome M. Perelson
                                           Title:  Vice President



Dated:  June 26, 1996

                                  EXHIBIT INDEX


     Exhibit No.    Description                                                                         Page No.

         1.1        Underwriting Agreement dated May 15, 1996, between
                    ContiSecurities Asset Funding Corp. and CS First Boston
                    Corporation, as Representative of the Several Underwriters.                         _________

         4.1        Pooling and Servicing Agreement dated as of June 1, 1996,
                    among ContiSecurities Asset Funding Corp., ContiMortgage
                    Corporation, as seller and servicer, and Manufacturers and
                    Traders Trust Company, as trustee.                                                  _________

         8.1        Tax Opinion of Arter & Hadden.                                                      _________

        99.1        Description of the Home Equity Loans as of the Closing
                    Date (June 11, 1996).                                                               _________
